UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	June 6th, 2006

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01

Other Events.

The Registrant’s wholly-owned subsidiary, USA Video Technology Corporation, appeared today before the Federal Circuit Court of Appeals in Washington, DC, in its appeal against Movielink LLC, which is jointly owned by Warner Bros. (NYSE: TWX), Paramount Pictures Corporation (NYSE: VIA), Metro-Goldwyn-Mayer (NYSE: SNE), Universal Studios, and Sony Pictures Entertainment (NYSE: SNE).  The appeal is from an adverse district court decision last year and relates to the interpretation of certain patent claim elements as applied to Internet–based video download platforms such as Movielink’s. Intellectual property law firm Goldstein, Faucett & Prebeg represents the Registrant in its appeal to the U.S. Court of Appeals for the Federal Circuit, which has nationwide jurisdiction over patent litigation appeals. Chief Judge Michel, with Circuit Judges Plager and Bryson, heard oral arguments today from attorneys representing both parties.

A copy of the News Release dated June 6th, 2006 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated June 6th, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :  June 6th, 2006

By :

/s/  Anton J. Drescher

Anton J. Drescher,

Corporate Secretary

Exhibit 99.1

For Investor Relations Contact: (860) 434-5535 x125

USVO’S VIDEO-ON-DEMAND PATENT CASE IS HEARD BY

FEDERAL CIRCUIT COURT OF APPEALS

(Old Lyme, CT – June 06, 2006) – USA Video Technology Corporation, a wholly owned subsidiary of USA Video Interactive Corp. (OTCBB: USVO; TSX: US; BSE/Frankfurt: USF), today appeared before the Federal Circuit Court of Appeals in Washington, DC, in its appeal against Movielink LLC, which is jointly owned by Warner Bros. (NYSE: TWX), Paramount Pictures Corporation (NYSE: VIA), Metro-Goldwyn-Mayer (NYSE: SNE), Universal Studios, and Sony Pictures Entertainment (NYSE: SNE). The appeal is from an adverse district court decision last year and relates to the interpretation of certain patent claim elements as applied to Internet–based video download platforms such as Movielink’s. Intellectual property law firm Goldstein, Faucett & Prebeg represents USVO in its appeal to the U.S. Court of Appeals for the Federal Circuit, which has nationwide jurisdiction over patent litigation appeals. Chief Judge Michel, with Circuit Judges Plager and Bryson, heard oral arguments today from attorneys representing both parties.

USVO developed a ground breaking system and method for providing video-on-demand (VOD) service to consumers, and filed for patent protection related to this technology in February 1990. The United States Patent and Trademark Office granted the application and issued the company a patent on July 14, 1992, which is considered a pioneering patent in the field of video-on-demand. USVO believes that its U.S. Patent No. 5,130,792 has been infringed, and continues to be infringed, by Movielink LLC, and seeks fair compensation and an injunction against further infringement. USVO’s patent has been cited by at least 165 other patents, and the company has been issued similar VOD patents in Germany, Canada, England, France, Spain, Italy, and Japan.

“We are glad to have had this important day in court and look forward to the decision of the three-judge panel,” said J. Andrew Huffman, USVO’s in-house patent counsel.

“I believe the oral argument went very well as the panel seemed to understand the single issue on this appeal, namely whether the trial court misapplied the claim construction in finding the Movielink system does not infringe the USVO ‘792 patent. I remain optimistic about the ultimate outcome,” said Edward Goldstein, Partner, Goldstein, Faucett & Prebeg.

USVO developed and tested its pioneering VOD technology with Rochester Telephone Corp. Its endeavor is described in a February 22, 1993 article in Cable World magazine. The article, along with other articles on the history of video-on-demand, is available on USVO’s website at http://usvo.com/history.htm.

About Goldstein, Faucett & Prebeg LLP:

The firm now known as Goldstein, Faucett & Prebeg was originally founded in January 1995 with equal focuses on patent litigation (both on contingent fee and hourly bases) and on the acquisition and licensing of patents, trademarks and copyrights. The firm quickly became recognized as a premier intellectual property boutique. In 2002, a second name change resulted in the most recent incarnation of the firm as Goldstein & Faucett. The partnership expanded in January of 2005 to include Corby Vowell and again in April 2006 to include Matt Prebeg, giving the firm its current name. Goldstein, Faucett & Prebeg is now focused primarily on patent litigation (both contingent fee and hourly) but also continues to provide a full range of intellectual property legal services, including litigation of intellectual property matters, prosecution, rendering of opinions, licensing, technology transfer and client counseling. For more information, visit www.gfpiplaw.com.

About USA Video Interactive Corp.:

USA Video Interactive Corp. (“USVO”) designs and markets technology for delivery of digital media. USVO developed its MediaSentinel™ and SmartMark™ digital watermarking technology to provide a robust means for producers and distributors to invisibly protect their content. USA Video Technology Corp., a wholly owned subsidiary of USVO, holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, Italy, and Japan. For more information, visit www.usvo.com.

USA Video Interactive Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371  Telephone (860) 434 – 5535; Facsimile (860) 434 - 5782; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF.   CUSIP 902924208. For more information contact USVO at (860) 434-5535 x125.

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

MediaSentinel and SmartMark are trademarks of USA Video Interactive Corp. The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.